EXHIBIT 99.2

AMENDMENT NO. 2
to
CREDIT AGREEMENT (FIVE-YEAR FACILITY)

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (FIVE-YEAR FACILITY) (this “Amendment”), dated as of January 23, 2009, is entered into by and among Caterpillar Inc. (“Caterpillar”), Caterpillar Financial Services Corporation (“CFSC”) and Caterpillar Finance Corporation (“CFC” and together with Caterpillar and CFSC, the “Borrowers”), the Banks and Japan Local Currency Banks parties hereto (collectively, the “Banks”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Credit Agreement (as defined below) and Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent, the “Agents”) under the Credit Agreement.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

PRELIMINARY STATEMENTS

The Borrowers, the Banks and the Agents are parties to the Credit Agreement (Five-Year Facility), dated as of September 20, 2007 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  The Borrowers have requested that the Banks and the Agents amend the Credit Agreement as hereinafter set forth, and the Banks and the Agents have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

SECTION 1.  Amendments to the Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1  Section 1.01 is amended by deleting therefrom the defined terms “Applicable Eurocurrency Margin” and “Applicable TIBOR Margin” in their entirety.

1.2  Section 1.01 is amended by adding the following defined terms thereto in alphabetical order:

‘“Applicable Margin” means (a) with respect to Base Rate Advances and Japan Base Rate Advances, the greater of (i) the applicable Market Rate Spread minus 1.00% and (ii) 0.00%; and (b) with respect to Eurocurrency Rate Advances and TIBO Rate Advances, the applicable Market Rate Spread.

“Market Rate Spread” means, for any Advance for any Interest Period, the rate per annum equal to the five-year credit default swap mid-rate spread of (a) Caterpillar in the case of any Advance made to Caterpillar or (b) CFSC in the case of any Advance made to CFSC or CFC, as provided by the Quotation Agency for the five-year period beginning on the Rate Set Date (as defined below) appearing on the Quotation Agency’s website as of 12:00 noon (New York City time) or otherwise delivered by the Quotation Agency to the Agent, in each case two Business Days prior to the first day of such Interest Period (the “Rate Set Date”); provided, that the Market Rate Spread shall in no event be less than a rate per annum equal to 0.25% or greater than the applicable Maximum Market Rate Spread, in each case as of the applicable Rate Set Date; provided, further that in the event that the Market Rate Spread is not available from the Quotation Agency on the Rate Set Date for any Interest Period, the Market Rate Spread for such Interest Period shall be the Maximum Market Rate Spread on such Rate Set Date.

“Maximum Market Rate Spread” shall mean, as of any date of determination, with respect to any Advance, a rate per annum equal to 1.75%.

“Quotation Agency” means Markit Group Limited or any successor thereto.”’

1.3  Sections 2.07(a), (b) and (c) are amended and restated in their entirety as follows:

(a)  “Base Rate Advances.  If such Advance is a Base Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Base Rate in effect from time to time plus the Applicable Margin, payable on the last day of such Interest Period (or, with respect to any portion thereof that shall be prepaid pursuant to Section 2.09 or otherwise in accordance with the terms of this Agreement, on the date of such prepayment); or if such Advance is a Japan Base Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Japan Base Rate in effect from time to time plus the Applicable Margin, payable on the last day of such Interest Period (or with respect to any portion thereof that shall be prepaid pursuant to Section 2.09 or otherwise in accordance with the terms of this Agreement or the Japan Local Currency Addendum, on the date of such prepayment).

(b)  Eurocurrency Rate Advances.  If such Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Eurocurrency Rate for such Interest Period plus the Applicable Margin, payable on the last day of such Interest Period (or, with respect to any portion thereof that shall be prepaid pursuant to Section 2.09 or otherwise in accordance with the terms of this Agreement, on the date of such prepayment) and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period.

(c)  TIBO Rate Advances.  If such Advance is a TIBO Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the TIBO Rate for such Interest Period plus the Applicable Margin, payable on the last day of such Interest Period (or, with respect to any portion thereof that shall be prepaid pursuant to Section 2.09 or otherwise in accordance with the terms of this Agreement, on the date of such prepayment) and, if such Interest Period has a duration of more than three months, on the day which occurs during such Interest Period three months from the first day of such Interest Period.”

1.4  Paragraph 4 of Schedule II to the Form of Japan Local Currency Addendum attached as Exhibit G to the Credit Agreement is amended and restated in its entirety as follows:

“Interest Rates:

Each Japan Local Currency Advance that is a TIBO Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at a rate per annum equal to the sum of (i) the TIBO Rate for such Japan Local Currency Advance for such Interest Period plus (ii) the Applicable Margin as in effect from time to time during such Interest Period; provided, however, after the occurrence and during the continuance of an Event of Default or an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both, the provisions of Section 2.07(d) of the Credit Agreement shall be applicable.  Each Japan Local Currency Advance that is a Japan Base Rate Advance shall bear interest during any Interest Period at a per annum rate equal to the sum of (i) the Japan Base Rate plus (ii) the Applicable Margin in effect from time to time during such Interest Period.  The terms of Section 2.07 and the other provisions of the Credit Agreement shall otherwise govern the accrual and payment of interest on Japan Local Currency Advance.”

SECTION 2.  Reaffirmation of CFSC Guaranty.  CFSC hereby reaffirms all of its obligations under Article IX of the Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 3.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of duly executed counterparts of each of the following:

3.1   this Amendment from each Borrower, the Agents and the Banks;

3.2  Amendment No. 1 to Japan Local Currency Addendum of even date herewith from CFSC, CFC, the Agents and the Majority Japan Local Currency Banks; and

3.3  Consent to Credit Agreement (Five-Year Facility) of even date herewith with respect to the Credit Agreement from each Borrower and the Majority Banks (the “Consent”).

SECTION 4.  Covenants, Representations and Warranties of the Borrowers.

4.1  Upon the effectiveness of this Amendment and the Consent, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

4.2  Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) upon the effectiveness of this Amendment and the Consent, no Event of Default shall exist with respect to such Borrower and no event shall exist which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 5.  Reference to and Effect on the Credit Agreement.

5.1  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2  Except as specifically amended above, the Credit Agreement, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.

SECTION 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.

SECTION 8.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By   /s/ Kevin E. Colgan
  Name: Kevin E. Colgan
  Title: Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By   /s/ David A. Kacynski
  Name: David Kacynski
  Title: Treasurer

CATERPILLAR FINANCE CORPORATION

By   /s/ David A. Kacynski
  Name: David A. Kacynski
  Title:  Director

CITIBANK, N.A., as Agent

By   /s/ Kevin A Ege
  Name:  Kevin A Ege
  Title:  Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By   /s/ Muneya Taniguchi
  Name:  Muneya Taniguchi
  Title:  Chief Manager

CITIBANK, N.A., as a Bank

By   /s/ Kevin A Ege
  Name:  Kevin A Ege
  Title:  Vice President

JPMORGAN CHASE BANK, N.A., as a Bank

By   /s/ Tony Yung
  Name:  Tony Yung
  Title:  Vice President

BANK OF AMERICA, N.A., as a Bank

By   /s/ Chas McDonell
  Name:  Chas McDonell
  Title:  Senior Vice President

AMRO BANK N.V., as a Bank

By   /s/ Brendan Korb
  Name:  Brendan Korb
  Title:  Director

By   /s/ Mary Pope
  Name:  Mary Pope
  Title:  Assistant Vice President

BARCLAYS BANK PLC, as a Bank

By   /s/ Alicia Borys
  Name:  Alicia Borys
  Title:  Assistant Vice President

SOCIÉTÉ GÉNÉRALE, as a Bank

By   /s/ Eric E.O. Siebert Jr.
  Name:  Eric E.O. Siebert Jr.
  Title:  Managing Director

ROYAL BANK OF CANADA, as a Bank

By   /s/ Meredith Majesty
  Name:  Meredith Majesty
  Title:  Authorized Signatory

STANDARD CHARTERED BANK, as a Bank

By   /s/ Karen Bershtein
  Name:  Karen Bershtein
  Title:  Associate Director

By   /s/ Robert K. Reddington
  Name:  Robert K. Reddington
  Title:  AVP / Credit Documentation Credit Risk Control

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By   /s/ Victor Pierzchalski
  Name:  Victor Pierzchalski
  Title:  Authorized Signatory

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank

By   /s/ Al Morrow
  Name:  Al Morrow
  Title:  Assistant Vice President

By   /s/ John Marlatt
  Name:  John Marlatt
  Title:  Senior Vice President

ING BANK N.V., DUBLIN BRANCH, as a Bank

By   /s/ Sean Hassett
  Name:  Sean Hassett
  Title:  Director

By   /s/ Emma Condon
  Name:  Emma Condon
  Title:  Vice President

THE BANK OF NEW YORK MELLON, as a Bank

By   /s/ Daniel J. Lenckos
  Name:  Daniel J. Lenckos
  Title:  First Vice President

BNP PARIBAS, as a Bank

By   /s/ Wendy Breuder
  Name:  Wendy Breuder
  Title:  Managing Director

By   /s/ Michael Pearce
Name:  Michael Pearce
Title:  Director

THE NORTHERN TRUST COMPANY, as a Bank

By   /s/ Steve Ryan
  Name:  Steve Ryan
  Title:  Senior Vice President

WESTPAC BANKING CORPORATION, as a Bank

By   /s/ Bradley Scammell
  Name:  Bradley Scammell
  Title:  Head of Corporate and Institutional Banking Americas

MERRILL LYNCH BANK USA, as a Bank

By   /s/ Louis Alder
  Name:  Louis Alder
  Title:  First Vice President

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of
William Street Commitment Corporation), as a Bank

By   /s/ Mark Walton
  Name:  Mark Walton
  Title:  Authorized Signatory

WESTLB AG, NEW YORK BRANCH, as a Bank

By   /s/ Salvatore Battinelli
  Name:  Salvatore Battinelli
  Title:  Managing Director

By   /s/ Nuray Kucukarslan
  Name:  Nuray Kucukarslan
  Title:  Manager

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By   /s/ John W. Wade
  Name: John W. Wade
  Title:  Deputy General Manager / Head of Operations and Infrastructure